                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                              OF THE SARBANES-OXLEY
                                   ACT OF 2002

In connection with the Annual Report of Piedmont Natural Gas Company, Inc. (the "Company"), on Form 10-K/A for the period ended October 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas E. Skains, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 18, 2004

/s/ Thomas E. Skains
-------------------------------------
Thomas E. Skains
President and Chief Executive Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.